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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: August 20, 1996
                       (Date of earliest event reported)

                         CAPSTEAD MORTGAGE CORPORATION
            (Exact name of Registrant as specified in its charter)

        Maryland                    1-8896                   75-2027937
 (State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                        Identification No.)
2711 North Haskell
   Dallas, Texas                                               75204
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, Including Area Code:  (214) 874-2323

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Item 5. Other Events. This Current Report is being filed solely in order to
        ------------
file the following exhibits as part of the Registrant's Registration Statement on Form S-3 (No. 33-62212), as amended:

          Exhibit No.                            Description
          -----------                            -----------

              1.4 Amendment No. 1 to the Sales Agency Agreement dated as of September 10, 1996 between Capstead Mortgage Corporation and PaineWebber Incorporated (the "Common Stock Sales Agency Agreement")

              1.5 Sales Agency Agreement dated as of August 17, 1996 between Capstead Mortgage Corporation and PaineWebber Incorporated (the "Series B Preferred Stock 1996 Sales Agency Agreement")


Item 7.  Financial Statements and Exhibits
         ---------------------------------

        (a) Not applicable.
        (b) Not applicable.
        (c) Exhibits

            Exhibit No.                 Description
            -----------                 -----------

                1.4              Amendment No. 1 to the Common Stock Sales
                                 Agency Agreement
                1.5              Series B Preferred Stock Sales Agency Agreement


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                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CAPSTEAD MORTGAGE CORPORATION


September 20, 1996                         By:  /s/ ANDREW F. JACOBS
                                              -------------------------------
                                              Andrew F. Jacobs
                                              Senior Vice President - Control
                                              and Treasurer

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